MODIFICATION AGREEMENT

This Modification Agreement is made this 30th day of June, 2006, between Nayna Networks, Inc. a Nevada corporation, (the “Borrower”) and MESBIC Ventures, Inc., a Texas corporation (the “Lender”).

RECITALS

WHEREAS, the Borrower issued that certain Convertible Promissory Note, as amended (the “Note”), in the original principal amount of $125,001.00, dated August 4, 2005, in favor of the Lender;

WHEREAS, both the Borrower and the Lender desire to modify the terms of the Note to reflect their mutual understanding and to extend the maturity date, each as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree to modify the terms of the Note as follows:

AGREEMENT

1. The first paragraph of the Note, which begins, “Nayna Networks, Inc., a Nevada…” will be deleted and replaced in its entirety by the following paragraph:

“Nayna Networks, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MESBIC Ventures Inc. or registered assigns (“Holder”) the sum of One Hundred Twenty Five Thousand and One dollars ($125,001), together with interest thereon at the rate of 8% per annum on the unpaid balance. Outstanding principal together with interest is due the earlier of (i) December 31, 2006, (ii) a financing event in excess of $1,000,000.00, or (iii) a merger or acquisition event where more than 50% of Nayna’s securities are sold or a target business’s capital stock is purchased.

2. Except as amended herein, all terms and conditions of the Note shall remain in full force and effect, unmodified in any way.

4. This Agreement shall be governed by and construed under the laws of the State of California without respect to the principles of the choice of law or the conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Note Amendment Agreement as of the date set forth above.

BORROWER:

NAYNA NETWORKS, INC.

By:	/s/ Naveen Bisht
Naveen S. Bisht, President & CEO

LENDER:

MESBIC Ventures, Inc.

By:	/s/ Divakar Kamath
Name:
Title:

MODIFICATION AGREEMENT

This Modification Agreement is made this 30th day of June, 2006, between Nayna Networks, Inc. a Nevada corporation, (the “Borrower”) and MESBIC Ventures, Inc., a Texas corporation (the “Lender”).

RECITALS

WHEREAS, the Borrower issued that certain Convertible Promissory Note, as amended (the “Note”), in the original principal amount of $50,001.00, dated October 3, 2005, in favor of the Lender;

WHEREAS, both the Borrower and the Lender desire to modify the terms of the Note to reflect their mutual understanding and to extend the maturity date, each as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree to modify the terms of the Note as follows:

AGREEMENT

1. The first paragraph of the Note, which begins, “Nayna Networks, Inc., a Nevada…” will be deleted and replaced in its entirety by the following paragraph:

“Nayna Networks, Inc., a Nevada corporation (the "Company"), for value received, promises to pay to MESBIC Ventures Inc. or registered assigns (“Holder”) the sum of Fifty Thousand and One dollars ($50,001), together with interest thereon at the rate of 8% per annum on the unpaid balance. Outstanding principal together with interest is due the earlier of (i) December 31, 2006, (ii) a financing event in excess of $1,000,000.00, or (iii) a merger or acquisition event where more than 50% of Nayna’s securities are sold or a target business’s capital stock is purchased.

2. Except as amended herein, all terms and conditions of the Note shall remain in full force and effect, unmodified in any way.

4. This Agreement shall be governed by and construed under the laws of the State of California without respect to the principles of the choice of law or the conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Note Amendment Agreement as of the date set forth above.

BORROWER:

NAYNA NETWORKS, INC.

By:	/s/ Naveen Bisht
Naveen S. Bisht, President & CEO

LENDER:

MESBIC Ventures, Inc.

By:	/s/ Divakar Kamath
Name:
Title: